Exhibit 99.1

 Parent of:   Investor PresentationAugust 2016

 Certain statements contained in this presentation are “forward-looking statements” within the meaning of the protections of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements are made based on our management’s expectations and beliefs concerning future events impacting our company and are subject to uncertainties and factors relating to our operations and economic environment, all of which are difficult to predict and many of which are beyond our control. You can identify these statements from our use of the words “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “may” and similar expressions. These forward-looking statements may include, among other things:statements relating to projected growth, anticipated improvements in earnings, earnings per share, asset quality, and other financial performance measures, and management’s long-term performance goals;statements relating to the anticipated effects on results of operations or our financial condition from expected developments or events;statements relating to our business and growth strategies; andany other statements which are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements to differ materially from our expectations of future results, performance or achievements, or industry results, expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors, including without limitation:the effects of future economic, business and market conditions;changes in interest rates;governmental monetary and fiscal policies;changes in prices and values of real estate;legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by our regulators, including changes in the cost and scope of FDIC insurance;the failure of assumptions regarding the levels of non-performing assets and the adequacy of the allowance for loan losses;weaker than anticipated market conditions in our primary market areas;the effects of competition in our market areas;liquidity risks through an inability to raise funds through deposits, borrowings or other sources, or to maintain sufficient liquidity at the Company separate from the Bank’s liquidity;volatility in the capital and credit markets; andthe other risk factors discussed from time to time in the periodic reports that we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015.You should not place undue reliance on any forward-looking statement. Forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. NOTE REGARDING NON-GAAP FINANCIAL MEASURES This presentation contains financial information determined by methods other than those prescribed by accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP financial measures include the following: efficiency ratio, tangible common equity, tangible book value per common share, tangible common equity to tangible assets and tangible equity to tangible assets. Management uses these non-GAAP financial measures because it believes that they are useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with meaningful measures for assessing our financial results, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the Appendix of this presentation.  Forward Looking Information

 Corporate Overview

The Community Financial Corporation

- ✓ The Community Financial Corporation (NASDAQ: TCFC) is the bank holding company for Community Bank of the Chesapeake (the "Bank")
- ✓ $1.2 billion in assets and market capitalization of approximately $100 Million[(1)]
- ✓ Headquartered in Waldorf, MD with 15 locations in Maryland and Virginia
  - Branches: 10 in the Southern Maryland counties of Calvert, Charles and St. Mary's and 2 in Fredericksburg, Virginia
  - Loan Production Offices (LPOs): 4 in Maryland (Annapolis, La Plata, Prince Frederick and Leonardtown) and 1 in Virginia (Fredericksburg)
- ✓ 2nd branch opened in Fredericksburg market in early 2016
- ✓ Relationship banking focus; high touch with direct access to senior decision makers
- ✓ Current platform has capacity to support future organic growth
- ✓ ~15.8% insider ownership[(2)]

Geographic Footprint



Purcellville
Gaithersburg
Olney
Laurel
Severn
Riviera Beach
Aspen Hill
Cape St. Claire
Sterling
Potomac
Wheaton
Severna Park
Silver Spring
Arnold
Herndon
Bethesda
Bowie
Annapolis
Reston
College Park
McLean
Mitchellville
Londontown
Sudley Springs
Oakton
Arlington
Washington, D.C.
Shady Side
Burke
Alexandria
Upper Marlboro
Deale Beach
Manassas
Groveton
Fort Washington
Chesapeake Beach
Accokeek
Dale City
Waldorf
Trappe
Midland
Dumfries
St. Charles
Triangle
Golden Beach
Calvert Beach
Stafford
Aquia
Charlotte Hall
Mechanicsville
Chaptico
Leeland
Fredericksburg
King George
Leonardtown
Lexington Park
Colonial Beach
Valley Lee
Ridge
Montross
Occupacia
Bowling Green
VIRGINIA
Tappahannock
Heathsville
Branches
LPOs

Community Bank of the Chesapeake

Source: SNL Financial and Management.
Note: Fredericksburg and Leonardtown branch locations and LPOs are co-located.
(1) Market data as of 7/19/16.
(2) Includes ESOP ownership.

4

Financial Highlights

($000s except per share)	2012 FY 12/31/12	2013 FY 12/31/13	2014 FY 12/31/14	2015 FY 12/31/15	YTD 2015 6/30/15	YTD 2016 6/30/16
Balance Sheet						
Total Assets	$ 981,639	$ 1,023,824	$ 1,082,878	$ 1,143,332	$1,126,736	$1,233,401
Total Gross Loans	755,888	807,268	870,890	917,740	894,671	1,004,621
Total Deposits	820,231	821,295	869,384	906,899	900,385	993,475
Tangible Common Equity(1)	59,047	90,730	96,559	99,783	99,084	102,366
Consolidated Capital (%)						
Tier 1 Risk Based Ratio(2)	11.76 %	14.66 %	14.26 %	11.38 %	11.65 %	10.01 %
Risk-Based Capital Ratio	12.84	15.62	15.21	14.58	14.97	14.32
TBV Per Share(1)(5)	19.34	19.52	20.53	21.48	21.01	22.01
Asset Quality (%)						
NPAs/ Assets(3)	2.50 %	2.60 %	2.71 %	2.98 %	2.96 %	2.40 %
NCOs/ Avg Loans	0.27	0.14	0.28	0.16	0.07	0.09
Reserves/ NPLs(3)	46.7	41.1	36.1	34.8	32.5	43.2
Profitability						
Net Income to Common	$ 4,790	$ 6,451	$ 6,290	$ 6,320	$ 3,509	$ 3,346
ROAA	0.52 %	0.69 %	0.63 %	0.58 %	0.66 %	0.57 %
ROACE	8.3	9.4	6.7	6.3	7.1	6.6
Net Interest Margin	3.31	3.56	3.68	3.60	3.63	3.51
Efficiency Ratio(1)(4)	67.7	66.8	66.6	68.0	66.3	66.3
Diluted EPS(5)	$ 1.57	$ 1.88	$ 1.35	$ 1.35	$ 0.75	$ 0.72

Q2 Highlights

- ✓ Year over year loan growth of ~12%
- ✓ Increased loan growth momentum
- ✓ Asset quality improvement has accelerated
- ✓ Net charge offs remain low
- ✓ Capital position remains strong

Source: SNL Financial, company regulatory and SEC filings. TCFC has had no intangible assets in all presented periods. Gross loans presented net of deferred loan fees.
(1) Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation.
(2) Tier 1 capital in 2015 was impacted by the redemption of $20 million of SBLF in February 2015 with proceeds of $23 million subordinated debt offering.
(3) NPLs include nonaccrual loans, loans 90+ days past due and accruing TDRs. NPAs include NPLs and OREO.
(4) Efficiency Ratio = Noninterest expense before OREO valuation allowance and OREO expense and amortization of impairment of intangibles / interest income + noninterest revenues (excludes securities gains, OREO gains and losses, and nonrecurring items). Refer to Appendix to this presentation for a reconciliation of the efficiency ratio.
(5) In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million after commissions and related offering expenses.

Community Bank of the Chesapeake

5

Investment Highlights

- ✓ **Strong Fundamental Operating Trends**
  - 29 consecutive years of profitability
  - Net interest margin improvement driven by stable loan yields and improving funding costs
- ✓ **Robust Lending Pipeline**
- ✓ **Strong Market Share and Brand Recognition**
  - Top community bank aggregate deposit market share in operating counties in Southern Maryland and the Northern Neck of Virginia
  - Successful results in new markets through local hiring, community outreach and grassroots marketing
- ✓ **Excellent Regional Demographics Driven by Proximity to Department of Defense ("DoD") Headquarters, Homeland Security and Other Federal Agencies**
- ✓ **Experienced Senior Management Team with Strong Track Record**
  - Average of 30 years in banking and 17 years with the Company
  - Proven ability to grow organically through recent economic cycle

Community Bank
of the Chesapeake

6

Major Market Demographics

- ✓ Strong demographics and household income metrics with below average unemployment rates
- ✓ Diversified economy including military, federal and state governments, R&D, technology, education, energy import/export, healthcare and professional services
- ✓ 2nd branch opened in Fredericksburg in early 2016



Unemployment Rate
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.92%
3.60%
5.10%
Weighted Avg. Franchise(1)
Anne Arundel County(1)
US(2)



Median 2016 HH Income(3)
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$88,249
$87,573
$55,551
Weighted Avg. Franchise
Anne Arundel County
US



Population Change (2016 – 2021)(3)
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.63%
4.40%
3.69%
Weighted Avg. Franchise
Anne Arundel County
US

Note: Weighted average by county deposits. Fredericksburg market assumed to include Fredericksburg City, Spotsylvania and Stafford counties in Virginia. Anne Arundel County shown separately as TCFC currently has only an LPO in the county.

(1) Source: SNL Financial; as of May 2016; not seasonally adjusted.
(2) Source: SNL Financial; as of June 2016; not seasonally adjusted.
(3) Source: SNL Financial.

Community Bank of the Chesapeake
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Significant In-Market Federal Agency Presence

- ✓ Department of Defense in-market presence:
  - National Energetics Center – Naval Support Facility at Indian Head (Charles County)
  - Naval Surface Warfare – Naval Support Facility at Dahlgren (King George County)
  - Air Force One – Andrews AFB (Prince Georges County)
  - US Marines – Quantico (Prince William County)
  - Defense Intelligence Agency & Defense Intelligence Analysis Center – Joint Base Anacostia-Bolling (Prince Georges County)
  - Naval Air Station Patuxent River (St. Mary's County)
- ✓ Additional major in-market Federal Agency presence:
  - Federal Aviation Administration (FAA) Unmanned Aerial Vehicle (UAV) Drones Program
  - Homeland Security
  - FBI & DEA – Quantico (Prince William County)

Community Bank of the Chesapeake

8

 Gross Loan CAGR: 12.0%(1)  Over a Decade of Organic Loan Growth  Source: SNL Financial and company filings. Gross loans presented net of deferred loan fees.(1) Represents the period from 12/31/00 – 6/30/16.  2005 & 2007 – Strategic hires from Mercantile Bancshares2012 & 2013 – Open a branch and a loan production office in Virginia2014 – Expansion into Annapolis in October 20142016 – 2nd Branch opened in Fredericksburg, VA

 Steady Growth After Financial Crisis  Source: Uniform Bank Performance Report.Peers represent commercial banks with assets $300 million to $1.0 billion through 2013. Peers represent commercial banks with assets $1 billion to $3 billion for 2014 through Q2 2016.MD peers represent all FDIC-insured depository institutions located in Maryland.  Indexed Loan Growth Since 12/31/2007 Versus Peers

 Organic Migration into a True Commercial Bank  Loan Composition (12/31/2000)  $174 Million  Loan Composition (6/30/2016)  Source: Management and company filings. Gross loans presented net of deferred loan fees.  $1.0 Billion  57% 1-4 family real estate and consumer loans  69% commercial real estate and commercial & industrial loans    Yield:4.62%

 Net Interest Margin  Net Interest Margin  Source: SNL Financial regulatory data, Management and company filings. Peers include 17 institutions headquartered in MD, VA or DC with assets between $500 million and $2.0 billion and are publicly traded on a major exchange. Excludes acquisition targets.    TCFC Δ +31 bpsPeer Δ -36 bps  Yield on Total Loans  TCFC vs Peer -15 bps  Yield on Earning Assets  TCFC vs Peer -43 bps  TCFC vs Peer -3 bps  TCFC vs Peer -28 bps

Focus on Efficiency & Expenses


Efficiency Ratio
80.0%
70.0%
60.0%
50.0%
40.0%
64.7%
67.7%
66.8%
66.6%
68.0%
67.8%
64.9%
2011Y
2012Y
2013Y
2014Y
2015Y
Q1 '16
Q2 '16
TCFC
Regional Peer Median


Reported Noninterest Expense / Avg. Assets
4.00%
3.00%
2.00%
1.00%
0.00%
2.46%
2.47%
2.56%
2.56%
2.60%
2.51%
2.41%
2011Y
2012Y
2013Y
2014Y
2015Y
Q1 '16
Q2 '16
TCFC
Regional Peer Median

- ✓ Historically maintained our efficiency ratio below peer institutions
- ✓ Expense discipline continued through recent growth history, including expansion into Fredericksburg, VA and Anne Arundel County, MD markets
- ✓ Continually review operating expense base for specific savings initiatives, including recent closure of underperforming King George, VA operations and sale of building
- ✓ Operating expenses have not materially changed with the opening of the 2nd Fredericksburg branch location

Community Bank of the Chesapeake

Source: SNL Financial and company filings. Regional peers include 17 institutions headquartered in MD, VA or DC with assets between $500 million and $2.0 billion and are publicly traded on a major exchange. Excludes acquisition targets.
Refer to Appendix to this presentation for a reconciliation of the efficiency ratio and noninterest income to average assets.

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 Deposit Franchise  Cost of Funding  Continue to shift deposit mix away from CDs. At June 30, 2016 the Bank’s deposit funding consisted of approximately 57% transaction accounts compared to less than 45% at December 31, 2011Increased average balance of noninterest bearing transaction accounts by $26.3 million, or 22.7%, over last twelve months(1) Success in increasing transaction deposits, including noninterest bearing deposits, has led to stability in cost of funds despite 2015 subordinated debt issuance  Source: Management and company filings.(1) Comparison reflects three month average balance as of 6/30/16 as compared to three month average balance as of 6/30/15.  Deposit Composition (6/30/2016)  $993 Million

 Asset Quality Overview  Source: SNL Financial, Management and company filings.Classified assets include loans graded as substandard, doubtful or loss, non-investment grade securities and OREO.  Classified Asset Trends  Nonperforming Asset Composition (6/30/2016)  49%, or $40.5 million, reduction in classified assets(1) since their peak in Q3 2011 from $81.9 million to $41.4 million at Q2 2016Early stage (31-89 days past due) delinquencies remain very low at less than $1 million or approximately 8 basis points of total loans52% of OREO is improved residential and commercial real estate

Significant Organic Growth Opportunities Ahead

✓ Fredericksburg & Annapolis Areas

- Opened loan production office in Fredericksburg in Q3 2013
- Second Fredericksburg branch opened in early 2016
- Annapolis LPO opened in October 2014

✓ Contiguous Market Area Strategy

- Entry into new markets initially through loan production offices
- Opportunistic expansion of deposit franchise



TCFC Branch
TCFC LPO
Existing Branch Footprint
Fredericksburg LPO Service Area
Annapolis LPO Service Area
Towson
Edgewo
Essex
Baltimore
Glen Burnie
Annapolis
Leesburg
Rockville
Bethesda
Silver Spring
Front Royal
Chantilly
Arlington
Washington
Fairfax
Alexandria
Manassas
Warrenton
Dale City
Choptank River
Culpeper
La Plata
Solomons Beach
Fredericksburg
Chancellor
Chaptico
Lexington Park
Potomac
Fort Ap Hill
Montross
Beaverdam
Tappahannock
Lancaster
Ashland
Jamaica

Community Bank of the Chesapeake

Source: SNL Financial and Management.
Note: Fredericksburg and Leonardtown branch locations and LPOs are co-located.

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 Pro Forma Capital Position  6/30/2016 Consolidated Capital Ratios (%)  Redeemed $20 million of SBLF in February 2015 with proceeds of $23 million subordinated debt offeringSubordinated debt interest rate of 6.25% fixed for five years, floating at 3 Month LIBOR + 479 bps after that$5 million of floating rate trust preferred at 3 Month LIBOR + 170 bps and $7 million of floating rate trust preferred at 3 Month LIBOR + 260 bpsRegulatory capital levels are well above “well-capitalized” levels and fully phased in Basel III thresholds  Source: Management and company filings as of 6/30/16.(1) Measure is a non-GAAP financial measure. Refer to Appendix to this presentation for a reconciliation.  (1)

 Concluding Remarks  Profitable FranchiseOrganic Growth MomentumPositioned in Demographically Attractive MarketsAppealing Competitive Dynamics Strong, Experienced Management Team

 Appendix

 Consistent Shareholder Value Creation  Source: SNL Financial and company filings. Note: Tangible book value per share is a non-GAAP financial measure. Refer to Appendix to this presentation for a reconciliation. In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million after commissions and related offering expenses. The additional shares outstanding impacted year to year comparability of per share book value amounts beginning with the year ended December 31, 2013.  Tangible Book Value Per Share Growth: 146%

 Asset Quality Trends   NPAs & 90+PD / Assets(1)  Allowance for Loan Losses / Loans  Allowance for Loan Losses / NPLs(2)  NCOs / Avg. Loans  Source: SNL Financial and company filings. Peers include 17 institutions headquartered in MD, VA or DC with assets between $500 million and $2.0 billion and are publicly traded on a major exchange. Excludes acquisition targets.Nonperforming Assets = Nonaccrual + accruing TDRs + 90 day past due + OREO.Nonperforming Loans = Nonaccrual + accruing TDRs + 90 day past due.

 Financial Summary  Source: SNL Financial and company filings. TCFC has had no intangible assets in all presented periods. Gross loans presented net of deferred loan fees.Non-GAAP financial measures. Refer to Appendix to this presentation for a reconciliation.Tier 1 capital in 2015 was impacted by the redemption of $20 million of SBLF in February 2015 with proceeds of $23 million subordinated debt offering.Texas Ratio = NPAs / Tangible Common Equity + ALLL.NPLs include nonaccrual loans, loans 90+ days past due and accruing TDRs. NPAs include NPLs as defined above and OREO. In October 2013, the Company issued 1,591,300 shares of common stock at a price of $18.75 per share resulting in net proceeds of $27.4 million after all commissions and related offering expenses.

 Non-GAAP Reconciliation  Tangible Book Value Per Share & Tangible Common Equity / Tangible Assets  ‘‘Tangible book value per share’’ is defined as tangible stockholders’ equity less preferred equity and intangible assets divided by total common shares outstanding. We believe that this measure is important to many investors in the marketplace who are interested in changes from period to period in book value per common share exclusive of changes in intangible assets.   Source: Management and company filings.

 Non-GAAP Reconciliation  Efficiency Ratio & Noninterest Expense to Average Assets  ‘‘Efficiency ratio’’ is defined as recurring non-interest expense less foreclosed real estate (OREO) expenses and valuation allowances, less amortization of intangible assets divided by operating revenue. Operating revenue is equal to net interest income plus non-interest income excluding gains and losses on securities and foreclosed real estate. In our judgment, the adjustments made to non-interest expense and operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.‘‘Noninterest expense to average assets’’ allows investors a secondary method of gauging our efficiency by measuring the amount of overhead expense required to support our average asset base.  Source: Management and company filings.

Leadership Team

Michael L. Middleton



- ✓ Chairman of the Board
- ✓ Joined in 1973
- ✓ President and Chief Executive Officer (1979-2014)

William J. Pasenelli



- ✓ President and Chief Executive Officer
- ✓ Joined in 2000
- ✓ Former CFO of Acacia Federal Savings Bank (1987-2000)

James M. Burke



- ✓ EVP and Chief Risk Officer
- ✓ Joined in 2005
- ✓ Former EVP and Senior Loan Officer at Mercantile Southern Maryland Bank

Todd L. Capitani



- ✓ EVP and Chief Financial Officer
- ✓ Joined in 2009
- ✓ Former Senior Finance Manager with Deloitte Consulting and CFO of Ruesch International, Inc.

Community Bank of the Chesapeake

25

Leadership Team

Gregory Cockerham



- ✓ EVP and Chief Lending Officer
- ✓ Joined in 1988
- ✓ Former Executive with Maryland National Bank

James F. Di Misa



- ✓ EVP and Chief Operating Officer
- ✓ Joined in 2005
- ✓ Former EVP at Mercantile Southern Maryland Bank

Christy M. Lombardi



- ✓ EVP and Chief Administrative Officer
- ✓ Joined in 1998
- ✓ Oversees human resources and shareholder relations

Rebecca J. Henderson



- ✓ EVP and Director of Sales for Retail Operations and Wealth Management
- ✓ Joined in 2006
- ✓ Former VP, Commercial Lender at Mercantile Southern Maryland Bank

Community Bank of the Chesapeake

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